EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of AMB Financial Corporation (the"Company") on Form 10-QSB for the period ending June 30, 2005 as filed with theSecurities and Exchange Commission on the date hereof (the Report), I Clement B.Knapp, President and Chief Executive Officer of the Company, certify, pursuantto 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of theSarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2005	By:	/s/ Clement B. Knapp
Clement B. Knapp President and Chief Executive Officer